Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contacts:	Paul Elsberg	Alan Bernheimer or Ted Meyer
	Exelon Media Relations	First Solar Media Relations
	312-394-7417	602-414-9361
media@firstsolar.com

	Stacie Frank	Larry Polizzotto
	Exelon Investor Relations	lpolizzotto@firstsolar.com
	312-394-3094	Luke Fairborn
lucasfairborn@firstsolar.com
First Solar Investor Relations
602-414-9315

Exelon to Expand its Clean Energy Fleet with Acquisition of
230-Megawatt Solar Photovoltaic Project from First Solar
Up to $1.36 billion investment in Antelope Valley Solar Ranch One bolsters
Exelon's emission-free energy portfolio

CHICAGO and TEMPE, Ariz. (Sept. 30, 2011) - Exelon Corporation today announced its acquisition of Antelope Valley Solar Ranch One, a 230-megawatt (MW) solar photovoltaic (PV) project under development in northern Los Angeles County, Calif., from First Solar, which developed and will build, operate, and maintain the project. Construction has started, with the first portion of the site expected to come online in late 2012 and full operation planned for late 2013.

When fully operational, AV Solar Ranch One will be one of the largest PV solar projects in the world, with approximately 3.8 million solar panels generating enough clean, renewable electricity to power the equivalent of 75,000 average homes per year. The project has a 25-year power purchase agreement (PPA), approved by the California Public Utilities Commission, with Pacific Gas & Electric for the full output of the plant.

“This project reinforces Exelon's industry-leading clean energy position, creates shareholder value and gives Exelon real scale in solar power,” said John W. Rowe, Exelon chairman and CEO. “As the nation continues its transition to a clean energy future, our experience with AV Solar Ranch One will give us a clear competitive advantage.”

Exelon expects the total investment of up to $1.36 billion to be accretive to earnings beginning in 2013 and free cash flow accretive starting in 2013. The project is value accretive, and will have stable earnings and cash flow profiles due to the PPA. Exelon expects to invest up to $713 million in equity in the project through 2013.

“We are pleased to be working with Exelon to realize the AV Solar Ranch One project, providing clean, affordable energy and hundreds of construction jobs to California,” said Frank De Rosa, First Solar senior vice president, business development-Americas.

The U.S. Department of Energy's Loan Programs Office finalized a loan guarantee of up to $646 million to support project financing for AV Solar Ranch One. Advances under the loan are contingent on the satisfaction of various conditions. No regulatory approvals are needed for Exelon's acquisition of AV Solar Ranch One from First Solar.

In connection with the sale of AV Solar Ranch One, First Solar is filing a Current Report on Form 8-K with the Securities and Exchange Commission. First Solar investors should refer to such Form 8-K, as it contains important additional information, including information related to revenue recognition for the project.

The project will deliver economic benefits to the local community and the state of California, including the generation of state and local tax revenues and creation of up to a peak of 400 construction jobs and up to 15 ongoing operations and maintenance positions, with an emphasis on hiring workers from the local area.

This project demonstrates how Exelon 2020, the company's business and environmental strategy, delivers value through clean, low-carbon energy investments. When fully operational, AV Solar Ranch One will displace approximately 140,000 metric tons of carbon emissions per year - the equivalent of taking approximately 30,000 cars off the road. Plus, it will generate electricity with no water use, no air emissions and no waste production. Exelon's existing solar assets include Exelon City Solar, the nation's largest urban solar power plant, which is located on the South Side of Chicago and was completed in 2010.

The project will be built on 2,100 acres of fallow farmland near Lancaster, Calif., in the Antelope Valley area of the Western Mojave Desert, approximately 80 miles north of Los Angeles. The transaction expands Exelon's geographic presence into California, an attractive solar market with an ambitious renewable energy policy and some of the best PV resources in the world.

AV Solar Ranch One will employ First Solar's FS Series 3 PV Module and deploy its tracking system on a portion of the facility. The technology will increase electricity output by tilting the solar panels to track the daily path of the sun. The project also will feature innovative inverters with voltage regulation and monitoring technologies, which provide more stable and continuous power, increasing the project's efficiency and reliability.

The transaction follows Exelon's April 28 announcement that it plans to merge with Constellation Energy, which will combine two of the industry's leading clean energy generation fleets. With the addition of AV Solar Ranch One, their combined solar portfolio will include approximately 350 MW in operation and under construction. Constellation is a competitive electricity supplier and solar project developer in California and owns five solar projects in the state totaling more than 32 MW.

The acquisition of AV Solar Ranch One adds to the nearly $5 billion Exelon has said it plans to invest in cost-effective clean energy projects between 2010 and 2015. These projects also include uprates to Exelon's nuclear fleet and the acquisition of John Deere Renewables (now Exelon Wind) in 2010, which added 735 MWs to the company's portfolio of clean, renewable energy.

Bank of America Merrill Lynch acted as financial advisor and Sidley Austin served as legal advisors to Exelon, McDermott Will & Emery advised Exelon for certain tax matters, and Skadden, Arps, Slate, Meagher & Flom served as legal advisors to First Solar. SAIC Energy, Environment & Infrastructure, LLC, formerly R. W. Beck, Inc., provided independent technical advisory services.

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Exelon Corporation is one of the nation's largest electric utilities with more than $18 billion in annual revenues. The company has one of the industry's largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.4 million customers in northern Illinois and southeastern Pennsylvania and natural gas to approximately 490,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

First Solar (Nasdaq: FSLR) manufactures solar modules with an advanced semiconductor technology, and is a premier provider of comprehensive photovoltaic (PV) system solutions. The company is delivering an economically viable alternative to fossil-fuel generation today. From raw material sourcing through end-of-life collection and recycling, First Solar is focused on creating value-driven renewable energy solutions that protect and enhance the environment. For more information about First Solar, please visit www.firstsolar.com.

Cautionary Statements Regarding Forward-Looking Information
Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger of Exelon Corporation (Exelon) and Constellation Energy Group, Inc. (Constellation), integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon and Constellation, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication regarding the proposed merger. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies' expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Exelon, Constellation or the combined company. Discussions of some of these other important factors and assumptions are contained in Exelon's and Constellation's respective filings with the Securities and Exchange Commission (SEC), and available at the SEC's website at www.sec.gov, including: (1)  Exelon's 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2)  Exelon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; (3)  Constellation's 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; and (4) Constellation's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors and ITEM 5. Other Information, (b) Part I, Financial Information, ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Notes to Consolidated Financial Statements, Commitments and Contingencies. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the preliminary joint proxy statement/prospectus included in Amendment No. 1 to the Registration Statement on Form S-4 that Exelon filed with the SEC on August 17, 2011 in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Additional Information and Where to Find it
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. On August 17, 2011, Exelon filed with the SEC Amendment No. 1 to its Registration Statement on Form S-4 that included a preliminary joint proxy statement/prospectus and other relevant documents to be mailed by Exelon and Constellation to their respective security holders in connection with the proposed merger of Exelon and Constellation. These materials are not yet final and may be amended. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. In addition, a copy of the preliminary joint proxy statement/prospectus and definitive joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100 Constellation Way, Suite 600C, Baltimore, MD 21202. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, or Constellation, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, Constellation, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon's directors and executive officers is available in its proxy statement filed with the SEC by Exelon on March 24, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding Constellation's directors and executive officers is available in its proxy statement filed with the SEC by Constellation on April 15, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus and will be contained in the definitive joint proxy statement/prospectus.

For First Solar Investors

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Those statements involve a number of factors that could cause actual results to differ materially, including risks associated with the company's business involving the company's products, their development and distribution, economic and competitive factors and the company's key strategic relationships and other risks detailed in the company's filings with the Securities and Exchange Commission. First Solar assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.